EXHIBIT 10.15

         Consulting Agreement Dated December 9, 1996 With Bernard Tapie


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                              CONSULTING AGREEMENT


                  Agreement made as of the 9th day of December, 1996, by and between Bernard Tapie, an individual, residing at 52 Rue des Saints Peres, Paris 75007 France (referred to herein as the "Consultant") and U.S. Bridge Corporation, a Delaware corporation, with its principal executive offices located at 53-09 97th Place, Corona, NY 11368 (the "Corporation").

                              W I T N E S S E T H :

     WHEREAS, the Corporation desires to assure itself of the availability of Consultant's services and technical expertise on a priority basis, and desires to engage Consultant to render services in the development of business relations for the Corporation in Asia, the Middle East, Europe and Africa (the "Territory"); and

     WHEREAS, as compensation for the services rendered the Consultant shall be paid a monthly retainer of $12,000; and

     WHEREAS, the Corporation agrees to retain the Consultant and Consultant agrees to be retained by the Corporation under the terms and conditions set forth below.

         Based upon the foregoing, the parties agree as follows:

         1. Appointment. For the term of this Agreement, the Corporation hereby retains Consultant as an independent consultant and Consultant hereby accept such retention. The consulting arrangement referred to herein is on a non-exclusive basis subject to Paragraph 3.

         2. Term of Agreement. The term of this Agreement shall commence as of the date first written above and shall remain in force for a period of one (1) year therefrom subject to sooner termination at the discretion of the Corporation. The Corporation may terminate this agreement upon 10 days notice to the Consultant. This agreement shall be automatically extended for an additional one year term unless either party should notify the other that the term shall not be extended.

         3. Service. During the term hereof, Consultant shall render services in providing assistance in the development of business relations and strategic alliances for the Corporation in the Territory. Consultant's services shall include:

     1. Qualifying the Company in any governmental or private bids.

     2. Research of new markets within the above defined Territory.

     3. Research of new products to be offered within the above Territory.

     4. Research potential mergers or acquisitions within the Company's field of activities.

     5.   Participating   in  the  introduction  of  the  Company  to  financial
institutions.

         4. Compensation. As compensation for the services described in paragraph 3 above, the Corporation shall pay to the Consultant a monthly retainer fee of $12,000 during the term of this agreement. The Corporation shall not reimburse the Consultant for any expenses incurred by Consultant in the performance of his duties hereunder.

         5. Relationship. Consultant shall be an independent contractor and not an employee of the Corporation. This Agreement shall not be construed to create between the Corporation and Consultant the relationship of principal, employer and employee, joint venturers, co-partners or any other similar relationship,



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the existence of which is hereby  expressly  denied by the  Corporation  and the
Consultant. Consultant is not an agent for the Corporation, except as described herein and the Corporation is not an agent for the Consultant for any purpose whatsoever; and each such party has no right or authority to assume or create any obligations, express or implied, on behalf of or in the name of the other party.

         6. Non-disclosure; Disclosure of Potential Conflicts. The Consultant shall not, at any time during or after the termination of this agreement except when acting on behalf of and with the authorization of the Corporation, make use of or disclose to any person, corporation, or other entity, for any purpose whatsoever, any trade secret or other confidential information concerning the Corporation's business, finances, proposed and current services and pricing, and any information relating to the Corporation's business (collectively referred to as the "Proprietary Information"). For the purposes of this Agreement, trade secrets and confidential information shall mean information disclosed to the Consultant or known by him as a consequence of his engagement by the Corporation as a consultant, whether or not pursuant to this Agreement, and not generally known in the industry, concerning the Corporation's Intellectual Property (as hereinafter defined), business, finances, methods, operations, marketing information, pricing and information relating to proposed expansion of the Corporation or the Corporation's business plans. The Consultant acknowledges that such Proprietary Information, as may exist from time to time, is valuable and unique assets of the Corporation, and that disclosure of any such information would cause substantial injury to the Corporation. The foregoing is intended to be confirmatory of the common laws of the states of California, and Delaware relating to trade secrets and confidential information. "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all re-issuances, continuations, continuations- in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

         7. Trading of the Corporation's Securities. Consultant represents that he shall comply with all federal, state and local securities laws and have prepared and filed with the appropriate agencies all required filings in a timely and efficient manner. Due to the potential nature of the information the Consultant may be privy to before such information is disseminated to the public, the Consultant agrees not to engage in insider trading of the Corporation securities and to abide by the rules and regulations of the Corporation governing the trading of its securities by Consultants, as such rules and regulations may be changed and enacted by the Corporation.

         8. No Waiver. No delay or omission on the part of the Corporation in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Corporation, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

         9. Assignability. This agreement is assignable by the Corporation at its sole discretion without the prior written consent of the Consultant. Upon assignment the Corporation shall be released from all obligations under this Agreement. This Agreement is not assignable by the Consultant without the express written consent of the Corporation. Notwithstanding the foregoing, this Agreement shall bind any successor or assign of either party.

         10. Entire Agreement. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, superseding all prior understandings and agreements whether written or oral.



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This  Agreement may not be amended,  revised or  terminated  except by a writing signed by both parties.

         11. Default. In the event that either party shall fail to conform to the terms of this Agreement, the other party shall reimburse the damaged party for any expenses, including reasonable attorney's fees, which may be incurred by such party in attempting to collect any obligation, or to enforce obligations under this Agreement.

         12. Governing Law, etc. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of New York applicable to contracts made and performed entirely within the State of New York without regard to conflicts of laws rules applied in the State of California.

         13. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be personally delivered or sent by certified or registered mail postage and fees prepaid or by overnight courier, to the other party at the address mentioned in the preamble of this Agreement. Any party may designate a different address for the purpose of the service of notice hereunder by giving notice thereof in accordance with the provisions of this Paragraph 13.

         14. Captions. Captions herein have been inserted solely for convenience of reference and in no way define, limit or describe the scope or substance of any provision of this Agreement.

         15. Severability. The provisions of this Agreement are severable, and invalidity of any provision shall not affect the validity of any other provision unless the invalidity impairs materially the benefits of the contract to either party. In the even that any court of competent jurisdiction shall determine that any provision of this Agreement or the application thereof is unenforceable in whole or in part because of the duration and scope thereof, the parties hereto agree that said court in making such determination shall have the power to reduce the duration and scope of such provision to the extent necessary to make it enforceable, and that the Agreement in its reduced form shall be valid and enforceable to the full extent permitted by law.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their hands and seals the day and year first above written.

                                                         U.S. Bridge Corporation


                                                        By: ____________________
                                                                Joseph M. Polito
                                                         Chief Executive Officer

                                                                      Consultant

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                                                                   Bernard Tapie